UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021 (June 4, 2021)

CELSION CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Additional Board Members

Effective June 4, 2021, the Board of Directors (the “Board”) of Celsion Corporation (the “Company”) appointed Stacy R. Lindborg, PhD., to the Board as a Class II Director. Dr. Lindborg’s appointment fills the vacancy created by Dr. Alberto Martinez upon his retirement from the Celsion Board on December 31, 2020. Dr. Lindborg is the Executive Vice President and Global Head of Clinical Development at BrainStorm Cell Therapeutics, Inc. (“Brainstorm”), which she joined in 2020. From 2012 to 2020 she held positions of increasing responsibility at Biogen and served as Vice President for Global Analytics and Data Sciences. Prior to joining Biogen, Dr. Lindborg served as the head of Research and Design Strategy for Eli Lilly and Company (“Eli”) from 2010 to 2012. Dr. Lindborg is a graduate of Baylor University where she received a Ph.D. and M.A. in statistics and a B.A. in psychology with a minor in mathematics.

On June 8, 2021, the Company issued a press release announcing the appointment of Dr. Lindborg, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Effective June 8, 2021, the Board appointed Christine Pellizzari as a Class I Director. Ms. Pellizzari has served as the General Counsel and Corporate Secretary of Insmed, Inc. (“Insmed”) since 2013 and as Chief Legal Officer since 2018. Prior to joining Insmed, from 2007 through 2012, Ms. Pellizzari held various legal positions of increasing responsibility at Aegerion Pharmaceuticals, Inc. (“Aegerion”), most recently as Executive Vice President, General Counsel and Secretary. Prior to Aegerion, Ms. Pellizzari served as Senior Vice President, General Counsel and Secretary of Dendrite International, Inc. (“Dendrite”). Ms. Pellizzari joined Dendrite from the law firm of Wilentz, Goldman & Spitzer where she specialized in health care transactions and related regulatory matters. She previously served as law clerk to the Honorable Reginald Stanton, Assignment Judge for the Superior Court of New Jersey. Ms. Pellizzari received her Bachelor of Arts, cum laude, from the University of Massachusetts, Amherst and her Juris Doctor degree from the University of Colorado, Boulder.

On June 9, 2021, the Company issued a press release announcing the appointment of Ms. Pellizzari, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Dr. Lindborg’s Class II term will expire at the Company’s Annual Meeting of Shareholders in 2024 and Ms. Pellizzari’s Class I term will expire at the Company’s Annual Meeting of Shareholders in 2023. Dr. Lindborg has been appointed to the Compensation and Science & Technology Committees of the Board. Ms. Pellizzari has been appointed to the Audit Committee of the Board. Dr. Lindborg and Ms. Pellizzari will receive standard non-employee director fees, including an initial grant of stock options under the Company’s 2018 Stock Incentive Plan, as amended, to purchase 40,000 shares of the Company’s common stock, vesting in three installments over three years, at an exercise price equal to the fair market value thereof on the effective date determined in accordance with the Plan. The outside director compensation plan is described in more detail in the Company’s Definitive Proxy Statement for its 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission (“SEC”) on April 20, 2021.

The Board has determined that both Dr. Lindborg and Ms. Pellizzari are each an independent director in accordance with the applicable rules of the SEC and The NASDAQ National Market. Neither Dr. Lindborg nor Ms. Pellizzari has any relationship with the Company that would require disclosure pursuant to Item 404(a) of SEC Regulation S-K.

Following the appointment of Dr. Lindborg and Ms. Pellizzari to the Board, the size of the Board is currently set at eight directors.

(e) Amendment to the Company’s 2018 Stock Incentive Plan

At the Company’s 2021 Annual Meeting of Stockholders, which was originally scheduled for June 7, 2021 and was adjourned and reconvened on June 10, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Celsion Corporation 2018 Stock Incentive Plan (the “Stock Plan”), which amendment was approved by the Company’s Board on March 12, 2020. Pursuant to the amendment, the aggregate number of shares of common stock that may be delivered pursuant to all awards granted under the Stock Plan was increased by an additional 7,700,000 shares so that the new aggregate share limit for the Plan is 14,198,424 shares.

A copy of the Third Amendment to the Celsion Corporation 2018 Stock Incentive Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement dated April 20, 2021 for the Annual Meeting.

Proposal 1

Mr. Robert W. Hooper was re-elected to the Board, to serve on the Board of Directors as a Class II Director until the earlier of the Company’s Annual Meeting of Stockholders in 2024 and until a successor is duly elected and qualified. The voting results were the following:

Nominee	For	Withheld	Broker Non-Votes
Robert W. Hooper	19,886,830	3,889,573	19,772,782

In addition to Mr. Hooper, Mr. Frederick J. Fritz, Dr. Augustine Chow, Dr. Donald P. Braun, Dr. Andreas Voss and Mr. Michael H Tardugno continued to serve as directors after the Annual Meeting. As discussed, Dr. Lingborg and Ms. Pellizzari have also been appointed to the Board, bringing the total size of the Board to eight directors.

Proposal 2

The proposal to ratify the appointment of WithumSmith+Brown PC (“Withum”) as the independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved by the stockholders. The voting results were the following:

For	Against	Abstain	Broker Non-Votes
39,811,871	1,298,839	2,438,475	None

Proposal 3

The proposal, to grant discretionary authority to the Board of Directors to amend the Certificate of Incorporation, as amended, to increase the number of authorized shares of all classes of stock from 112,600,000 to 172,600,000 and the number of authorized shares of common stock from 112,500,000 to 172,500,000 at any time on or prior to the date of the 2022 Annual Meeting of Stockholders, was not approved by the stockholders. Passage of the proposal required the affirmative vote of the majority of the outstanding shares of common stock of the Company. The voting results were the following:

For	Against	Abstain	Broker Non-Votes
33,107,307	10,181,518	260,360	None

Proposal 4

The proposal, to approve an amendment to the Stock Plan was approved by the stockholders. The voting results were the following:

For	Against	Abstain	Broker Non-Votes
16,697,607	6,863,799	214,997	19,772,782

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to the Celsion Corporation 2018 Stock Incentive Plan
99.1	Press Release, dated June 8, 2021, announcing appointment of Stacy Lindborg
99.2	Press Release, dated June 9, 2021, announcing appointment of Christine Pellizzari

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: June 10, 2021	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President and Chief Financial Officer